                         PRO FORMA FINANCIAL INFORMATION

         Presented herein is unaudited pro forma financial information of the Company that is adjusted to give effect to (i) the sale of the Pharmacy and Supplies Business described in Item 2 above, (ii) the repurchase of the 11% Senior Notes described in Item 5 above (iii) the issuance of the 4.875% Convertible Notes and (iv) the payment of approximately $20.5 million to LifeMetrix, Inc. in full satisfaction of our earn-out payment obligations in connection with the Company's acquisition of Quality Oncology, Inc. in 2002. The unaudited pro forma condensed statement of operations has been prepared to give effect to these events for the three-months ended March 31, 2004 and for the year ended December 31, 2003. The unaudited pro forma condensed balance sheet gives effect to the events listed above as if they had occurred on March 31, 2004. Refer to the notes to the unaudited pro forma financial statements for further information.

         The following unaudited pro forma financial information is illustrative of the effect of the sale and other events listed above and does not necessarily reflect the results of operations that would have been reported had these events actually occurred as of those dates. In addition, the pro forma financial information is not necessarily indicative of our future financial condition or results of operations.

                    MATRIA HEALTHCARE, INC. AND SUBSIDIARIES
                 PRO FORM CONSOLIDATED CONDENSED BALANCE SHEET
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)

                                                        MARCH 31, 2004                                             MARCH 31, 2004
                                                          AS REPORTED    ADJUSTMENTS(1)    ADJUSTMENTS                PRO FORMA
                                                        --------------   --------------    -----------             --------------
ASSETS
Current assets:
Cash and cash equivalents                                  $   7,256          102,218         (79,293)(2)(3)(4)(5)       30,181
Trade accounts receivable, less
 allowances of $6,069 at March 31, 2004                       65,175               --              --                    65,175
   Inventories                                                25,976           (3,991)             --                    21,985
   Prepaid expenses and other current assets                  14,789           (3,229)             --                    11,560
                                                           ---------        ---------       ---------                 ---------
   Total current assets                                      113,196           94,998         (79,293)                  128,901
Property and equipment, less accumulated
  depreciation                                                31,934          (10,815)             --                    21,119
Intangible assets, less accumulated
  amortization                                               151,538          (17,239)             --                   134,299
Deferred income taxes                                         27,179          (24,331)         10,104 (3)                12,952
Other assets                                                   9,199              (38)         (2,823)(3)                 6,338
                                                           ---------        ---------       ---------                 ---------
                                                           $ 333,046           42,575         (72,012)                  303,609
                                                           =========        =========       ==========                =========

LIABILITIES AND SHAREHOLDERS' EQUITY

Current liabilities:
Current installments of long-term debt                     $     372               --               --                      372
Accounts payable, principally trade                           37,699            8,976               --                   46,675
Accrued liabilities                                           42,874               --          (20,480)(4)               17,154
                                                                                                (5,240)(3)
                                                           ---------        ---------        ---------                ---------
Total current liabilities                                     80,945            8,976          (25,720)                  64,201

Long-term debt, excluding
  current installments                                       119,471               --           86,250 (2)                88,335
                                                                                              (116,354)(3)
                                                                                                (1,032)(5)
Other long-term liabilities                                    5,905               --               --                    5,905
                                                           ---------        ---------        ---------                ---------
Total liabilities                                            206,321            8,976          (56,856)                 158,441
                                                           ---------        ---------        ---------                ---------

Shareholders' equity:
Common stock, $.01 par value.  Authorized
  25,000 shares: issued and outstanding --
  10,295 at March 31, 2004                                       103               --               --                      103
Additional paid-in capital                                   315,281               --               --                  315,281
Accumulated deficit                                         (189,125)          33,599          (15,156)(3)             (170,682)
Accumulated other comprehensive earnings                         466                                                        466
                                                           ---------        ---------        ---------                ---------
Total shareholders' equity                                   126,725           33,599          (15,156)                 145,168
                                                           ---------        ---------        ---------                ---------
                                                           $ 333,046           42,575          (72,012)                 303,609
                                                           =========        =========        =========                =========

Notes:

(1)      Represents the sale of the Pharmacy and Supplies Business.

(2)      Represents the issuance of the 4.875% Convertible Notes due in 2024.

(3) Represents the repurchase of 98.6% of the 11% Senior B Notes and the payment of related accrued interest.

(4) Represents the payment of the earn-out obligation related to the Quality Oncology, Inc. acquisition in 2002.

(5) Represents the payment of outstanding balances under the company's bank credit facility.

                    MATRIA HEALTHCARE, INC. AND SUBSIDIARIES
            PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                (Amounts in thousands, except per share amounts)
                                  (Unaudited)

                                                           THREE MONTHS ENDED                                  THREE MONTHS ENDED
                                                             MARCH 31, 2004                                      MARCH 31, 2004
                                                               AS REPORTED     ADJUSTMENTS(1)    ADJUSTMENTS       PRO FORMA
                                                           ------------------  --------------    -----------   ------------------
Revenues
 Net revenues from services                                      $ 68,641          (20,894)              --           47,747
 Net sales of products                                             19,726               --               --           19,726
                                                                 --------         --------         --------         --------
  Total revenues                                                   88,367          (20,894)              --           67,473
Cost of revenues
  Cost of services                                                 38,938          (11,221)              --           27,717
  Cost of goods sold                                               12,952               --               --           12,952
                                                                 --------         --------         --------         --------
   Total cost of revenues                                          51,890          (11,221)              --           40,669
Selling and administrative expenses                                29,642           (7,266)              --           22,376
Provision for doubtful accounts                                     1,914           (1,923)              --               (9)
Amortization of intangible assets                                      50               --               --               50
                                                                 --------         --------         --------         --------
   Total operating expenses                                        83,496          (20,410)              --           63,086
                                                                 --------         --------         --------         --------
   Operating earnings from continuing
    operations                                                      4,871             (484)              --            4,387
Interest expense, net                                              (3,268)              --            2,099(2)        (1,169)
Other income (expense), net                                             0               --               --               --
                                                                 --------         --------         --------         --------
  Earnings from continuing operations
    before income taxes                                             1,603             (484)           2,099            3,218
Income tax expense (benefit)                                         (673)             203             (861)          (1,331)
                                                                 --------         --------         --------         --------
Earnings from continuing operations                                   930             (281)           1,238            1,887
Earnings from discontinued operations,
  net of income taxes                                                   0              281               --              281
                                                                 --------         --------         --------         --------
      Net earnings (loss)                                        $    930               --            1,238            2,168
                                                                 ========         ========         ========         ========

Net earnings (loss) per common share:
 Basic:
    Continuing operations                                        $   0.09                                           $   0.18
    Discontinued operations                                             0                                               0.03
                                                                 --------                                           --------
                                                                 $   0.09                                           $   0.21
                                                                 ========                                           ========
Diluted:
    Continuing operations                                        $   0.09                                           $   0.17
    Discontinued operations                                             0                                               0.03
                                                                 --------                                           --------
                                                                 $   0.09                                           $   0.20
                                                                 ========                                           ========

Weighted average shares outstanding:
 Basic                                                             10,223                                             10,223
 Diluted                                                           10,852                                             10,852

Notes:

(1)      Represents the sale of the Pharmacy and Supplies Business.

(2) Represents the reduction of interest expense resulting from the the repurchase of 98.6% of the 11% Senior Notes, net of additional interest expense for the issuance of the 4.875% Convertible Notes due 2024.

                    MATRIA HEALTHCARE, INC. AND SUBSIDIARIES
         PRO FORMA CONSOLIDATED CONDENSED STATEMENTS OF OPERATIONS
                (Amounts in thousands, except per share amounts)
                                   (Unaudited)

                                                           TWELVE MONTHS ENDED                                TWELVE MONTHS ENDED
                                                             DECEMBER 31, 2003                                 DECEMBER 31, 2003
                                                               AS REPORTED     ADJUSTMENTS(1)    ADJUSTMENTS       PRO FORMA
                                                           ------------------  --------------    -----------   ------------------
Revenues
  Net revenues from services                                     $251,209          (73,404)              --             177,805
  Net sales of products                                            75,638               --               --              75,638
                                                                 --------         --------         --------            --------
    Total revenues                                                326,847          (73,404)              --             253,443
Cost of revenues
  Cost of services                                                140,598          (41,895)              --              98,703
  Cost of goods sold                                               50,325               --               --              50,325
                                                                 --------         --------         --------            --------
    Total cost of revenues                                        190,923          (41,895)              --             149,028
Selling and administrative expenses                               101,837          (24,868)              --              76,969
Provision for doubtful accounts                                     8,609           (5,153)              --               3,456
Amortization of intangible assets                                     560               --               --                 560
                                                                 --------         --------         --------            --------
    Total operating expenses                                      301,929          (71,916)              --             230,013
                                                                 --------         --------         --------            --------
    Operating earnings from continuing
      operations                                                   24,918           (1,488)              --              23,430
Interest expense, net                                             (13,843)               7            8,813 (2)          (5,023)
Other income (expense), net                                         1,457               --          (29,151)(3)         (27,694)
                                                                 --------         --------         --------            --------
  Earnings (loss) from continuing operations
    before income taxes                                            12,532           (1,481)         (20,338)             (9,287)
Income tax expense (benefit)                                       (5,226)             622            8,541               3,937
                                                                 --------         --------         --------            --------
Earnings (loss) from continuing operations                          7,306             (859)         (11,797)             (5,350)
Earnings from discontinued operations,
  net of income taxes                                                  --              859               --                 859
Gain on disposal of discontinued operations,
  net of income taxes                                                  --           32,521               --              32,521
                                                                 --------         --------         --------            --------
      Net earnings (loss)                                        $  7,306           32,521          (11,797)             28,030
                                                                 ========         ========         ========            ========

Net earnings (loss) per common share:
  Basic:
    Continuing operations                                        $   0.72                                              $  (0.53)
    Discontinued operations                                            --                                                  3.29
                                                                 --------                                              --------
                                                                 $   0.72                                              $   2.76
                                                                 ========                                              ========
  Diluted:
    Continuing operations                                         $  0.71                                              $  (0.52)
    Discontinued operations                                            --                                                  3.22
                                                                 --------                                              --------
                                                                 $   0.71                                              $   2.70
                                                                 ========                                              ========

Weighted average shares outstanding:
  Basic                                                            10,132                                                10,132
  Diluted                                                          10,361                                                10,361

Notes:

(1)      Represents the sale of the Pharmacy and Supplies Business.

(2) Represents the reduction of interest expense resulting from the the repurchase of 98.6% of the 11% Senior Notes, net of additional interest expense for the for the issuance of the 4.875% Convertible Notes due 2024.

(3)      Represents the loss on the repurchase of 98.6% of the 11% Senior
         Notes.